UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Amendment of Employment Agreement by and between Luna Innovations Incorporated and Kent A. Murphy

On March 31, 2009, Luna Innovations Incorporated (the “Company”) and Kent A. Murphy, the Company’s principal executive officer, entered into an amendment (the “Murphy Amendment”) to that certain employment agreement by and between such parties originally dated July 14, 2006 (the “Murphy Agreement”). The Murphy Agreement previously provided a fixed term ending on the third anniversary following the date of the Murphy Agreement. Pursuant to the terms of the Murphy Amendment, the Murphy Agreement is amended to establish an initial term ending on June 30, 2010. The Murphy Agreement, as amended by the Murphy Amendment, thereafter automatically renews for successive one-year terms until the Company or Dr. Murphy provides written notice of non-renewal ninety (90) days prior to the date of automatic renewal.

A copy of the Murphy Amendment is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Amendment of Employment Agreement by and between Luna Innovations Incorporated and Dale E. Messick

On March 31, 2009, the Company and Dale E. Messick, the Company’s principal financial officer, entered into an amendment (the “Messick Amendment”) to that certain employment agreement by and between such parties originally dated August 29, 2006 (the “Messick Agreement”). The Messick Agreement previously provided a fixed term ending on the third anniversary following the date of the Messick Agreement. Pursuant to the terms of the Messick Amendment, the Messick Agreement is amended to establish an initial term ending on June 30, 2010. The Messick Agreement, as amended by the Messick Amendment, thereafter automatically renews for successive one-year terms until the Company or Mr. Messick provides written notice of non-renewal ninety (90) days prior to the date of automatic renewal.

A copy of the Messick Amendment is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Amendment of Employment Agreement by and between Luna Innovations Incorporated and Scott A. Graeff

On March 31, 2009, the Company and Scott A. Graeff, a named executive officer of the Company, entered into an amendment (the “Graeff Amendment”) to that certain employment agreement by and between such parties originally dated January 1, 2007 (the “Graeff Agreement”). The Graeff Agreement previously provided a fixed term ending on the third anniversary following the date of the Graeff Agreement. Pursuant to the terms of the Graeff Amendment, the Graeff Agreement is amended to establish an initial term ending on June 30, 2010. The Graeff Agreement, as amended by the Graeff Amendment, thereafter automatically renews for successive one-year terms until the Company or Mr. Graeff provides written notice of non-renewal ninety (90) days prior to the date of automatic renewal.

A copy of the Graeff Amendment is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Item 9.01(d).	Exhibits

Exhibit	Description
10.1	Amendment to Employment Agreement by and between Luna Innovations Incorporated and Kent A. Murphy dated March 31, 2009.

10.2	Amendment to Employment Agreement by and between Luna Innovations Incorporated and Dale E. Messick dated March 31, 2009.

10.3	Amendment to Employment Agreement by and between Luna Innovations Incorporated and Scott A. Graeff dated March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Dale E. Messick
Dale E. Messick Chief Financial Officer

Date: April 2, 2009

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment to Employment Agreement by and between Luna Innovations Incorporated and Kent A. Murphy dated March 31, 2009

10.2	Amendment to Employment Agreement by and between Luna Innovations Incorporated and Dale E. Messick dated March 31, 2009

10.3	Amendment to Employment Agreement by and between Luna Innovations Incorporated and Scott A. Graeff dated March 31, 2009